UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2025

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure included in Item 5.03 related to the Series B Certificate of Designation (as defined below) is incorporated into this Item 3.03 by reference. Following the issuance of the Series B Preferred Stock (as defined below), the stockholders of shares of Class A common stock, par value $0.0001 per share (the “Common Stock”) and the shares of Series B Preferred Stock (as defined below), will vote together as a single class on all matters submitted to a vote of the Company’s (as defined below) stockholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Certificate of Designation for the Series B Preferred Stock

As previously reported on July 16, 2025, on July 14, 2025, Faraday Future Intelligent Electric, Inc. (the “Company”) entered into that certain securities purchase agreement, dated as of July 14, 2025, by and among the Company and the purchasers signatory thereto (the “SPA”) pursuant to which the Company agreed to issue, among other things, shares of a class of the Company’s authorized and unissued series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”). In connection with the initial closing under the SPA, on August 21, 2025, Faraday Future Intelligent Electric, Inc. (the “Company”) filed an amendment No.1 (the “Amendment”) to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Certificate”) with the Secretary of State of the State of Delaware. The Amendment designates another 3,000,000 shares of the Company’s preferred stock to be the Series B Preferred Stock, and the preferences, rights and limitations remain unchanged, which was summarized and disclosed in the Company’s Current Report on Form 8-K filed with the Commission on April 9, 2025, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No.1 to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 22, 2025	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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